Exhibit 99.1

Press Release

For Further Information Contact:

INVESTORS:	MEDIA:
Matt Schroeder	Susan Henderson
(717) 214-8867	(717) 730-7766

or investor@riteaid.com

FOR IMMEDIATE RELEASE

Rite Aid Reports Fiscal 2017 Third Quarter Results

•	Revenues of $8.1 Billion for the Third Quarter, Down 0.8 Percent Year-Over-Year

•	Third Quarter Net Income of $15.0 Million or $0.01 Per Share, Compared to the Prior Year’s Third Quarter Net Income of $59.5 Million or $0.06 Per Share

•	Third Quarter Adjusted Net Income Per Diluted Share of $0.02, Compared to the Prior Year Third Quarter Adjusted Net Income Per Diluted Share of $0.08

•	Adjusted EBITDA of $274.1 Million for the Third Quarter, Compared to the Prior Year’s Adjusted EBITDA of $373.2 Million

CAMP HILL, Pa. (Dec. 22, 2016) - Rite Aid Corporation (NYSE: RAD) today reported operating results for its third fiscal quarter ended November 26, 2016.

For the third quarter, the company reported revenues of $8.1 billion, net income of $15.0 million, or $0.01 per diluted share, Adjusted net income of $23.3 million, or $0.02 per diluted share and Adjusted EBITDA of $274.1 million, or 3.4 percent of revenues.

“Despite the difficult operating environment created by the extended duration of the merger process with WBA, our third quarter results show solid performance in our front-end business, good cost control and continued strong growth at our pharmacy benefit manager, EnvisionRx,” said Chairman and CEO John Standley. “Reimbursement rates remain our largest challenge and we expect that to continue for the remainder of the fiscal year. Moving forward, we will remain focused on improving the health of our patients through clinical services like immunizations and medication adherence, converting additional stores to our highly successful Wellness format and working as a team to deliver a consistently outstanding experience to our customers.”

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Rite Aid FY 2017 Q3 Press Release - page 2

Third Quarter Summary

Revenues for the quarter were $8.1 billion compared to revenues of $8.2 billion in the prior year’s third quarter, a decrease of $64.5 million or 0.8 percent. Retail Pharmacy Segment revenues were $6.5 billion and decreased 3.1 percent compared to the prior year period primarily as a result of a decrease in same store sales. Revenues in the company’s Pharmacy Services Segment were $1.6 billion and increased 9.7 percent compared to the prior year period.

Same store sales for the quarter decreased 3.4 percent over the prior year, consisting of a 4.7 percent decrease in pharmacy sales and a 0.4 percent decrease in front-end sales. Pharmacy sales included an approximate 182 basis point negative impact from new generic introductions. The number of prescriptions filled in same stores decreased 2.4 percent over the prior year period. Prescription sales accounted for 68.9 percent of total drugstore sales, and third party prescription revenue was 98.2 percent of pharmacy sales.

Net income was $15.0 million or $0.01 per diluted share compared to last year’s third quarter net income of $59.5 million or $0.06 per diluted share. The decline in operating results is due primarily to a decline in Adjusted EBITDA, partially offset by lower income tax expense.

Adjusted EBITDA (which is reconciled to net income on the attached table) was $274.1 million or 3.4 percent of revenues for the third quarter compared to $373.2 million or 4.6 percent of revenues for the same period last year. The decline in Adjusted EBITDA is due to a decrease of $117.5 million in the Retail Pharmacy Segment, resulting from lower pharmacy gross profit, partially offset by an increase in front end gross profit. Pharmacy gross profit decreased because of lower reimbursement rates and script count. The decline in Retail Pharmacy Segment Adjusted EBITDA was partially offset by an increase of $18.5 million of Pharmacy Services Segment Adjusted EBITDA. This was due to an increase in revenues and strong operating results in the current year.

In the third quarter, the company opened 3 stores, relocated 9 stores, and remodeled 95 stores, bringing the total number of wellness stores chainwide to 2,322. The company also acquired 1 store and closed 7 stores, resulting in a total store count of 4,547 at the end of the third quarter. The company also opened 2 clinics in the third quarter, bringing the total to 92.

Rite Aid Merger with Walgreens Boots Alliance

As announced on Dec. 20, 2016, Walgreens Boots Alliance, Inc. (“WBA”) and Rite Aid have entered into an agreement to sell 865 Rite Aid stores and certain assets related to store operations to Fred’s, Inc. (“Fred’s”) for $950 million in an all-cash transaction. The transaction is subject to Federal Trade Commission (“FTC”) approval of the sale of the stores to Fred’s, FTC approval and completion of the pending acquisition of Rite Aid by WBA and other customary closing conditions.

The agreement was entered into to respond to concerns identified by the FTC in its review of the proposed acquisition of Rite Aid by WBA which was announced in October 2015. While WBA is actively engaged in discussions with the FTC regarding the transaction and is working toward a close of the Rite Aid acquisition in early calendar 2017, there can be no assurance that the requisite regulatory approvals will be obtained, or that the transactions will be completed within the required time period.

Rite Aid is one of the nation’s leading drugstore chains with 4,547 stores in 31 states and the District of Columbia. Information about Rite Aid, including corporate background and press releases, is available through Rite Aid’s website at www.riteaid.com.

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Rite Aid FY 2017 Q3 Press Release - page 3

Cautionary Statement Regarding Forward Looking Statements

Statements in this release that are not historical and statements regarding the expected timing of the closing of the proposed merger with WBA and the ability of the parties to complete such transaction considering the various closing conditions and any assumptions underlying any of the foregoing, are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements regarding the expected timing of the closing of the merger with WBA and sale of stores and assets to Fred's, as well as the ability of the parties to complete the transactions considering the various closing conditions. Words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” and “will” and variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, assumptions and uncertainties, including, but not limited to, our high level of indebtedness and our ability to make interest and principal payments on our debt and satisfy the other covenants contained in our debt agreements; general economic, industry, market, competitive, regulatory and political conditions; our ability to improve the operating performance of our stores in accordance with our long term strategy; the impact of private and public third-party payers continued reduction in prescription drug reimbursements and efforts to encourage mail order; our ability to manage expenses and our investments in working capital; outcomes of legal and regulatory matters; changes in legislation or regulations, including healthcare reform; our ability to achieve the benefits of our efforts to reduce the costs of our generic and other drugs; risks related to the proposed transactions, including the possibility that the transactions may not close, including because one or more closing conditions to the transactions, including certain regulatory approvals, may not be satisfied or waived, on a timely basis or otherwise, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the transactions, or may require conditions, limitations or restrictions in connection with such approvals; the risk that there may be a material adverse change of Rite Aid or the stores proposed to be sold to Fred's, or the business of Rite Aid or the stores proposed to be sold to Fred's may suffer as a result of uncertainty surrounding the transactions; risks related to the ability to realize the anticipated benefits of the proposed transactions, risks associated with the financing of the proposed transactions; disruption from the proposed transactions making it more difficult to maintain business and operational relationships; significant transaction costs; unknown liabilities; the risk of litigation and/or regulatory actions related to the proposed transactions; and other business effects. These and other risks, assumptions and uncertainties are more fully described in Item 1A (Risk Factors) of our most recent Annual Report on Form 10-K, in the definitive proxy statement that we filed with the Securities and Exchange Commission on December 21, 2015 in connection with the proposed merger, and in other documents that we file or furnish with the Securities and Exchange Commission, which you are encouraged to read. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by such forward-looking statements. Additionally, there can be no assurance that the requisite regulatory approvals for the proposed merger and proposed sale of stores and assets to Fred's will be obtained, or that the proposed transactions will be completed within the required time period or that the expected benefits of the proposed transactions will be realized. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Rite Aid expressly disclaims any current intention to update publicly any forward-looking statement after the distribution of this release, whether as a result of new information, future events, changes in assumptions or otherwise.

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Rite Aid FY 2017 Q3 Press Release - page 4

Reconciliation of Non-GAAP Financial Measures

The company separately reports financial results on the basis of Adjusted Net Income, Adjusted Net Income per diluted share, and Adjusted EBITDA, which are non-GAAP financial measures. See the attached tables for a reconciliation of Adjusted Net Income, Adjusted Net Income per diluted share and Adjusted EBITDA to net income, and net income per diluted share, which are the most directly comparable GAAP financial measures. Adjusted Net Income and Adjusted Net Income per diluted share exclude amortization of EnvisionRx intangible assets, merger and acquisition-related costs, loss on debt retirements and LIFO adjustments. Adjusted EBITDA is defined as net income excluding the impact of income taxes, interest expense, depreciation and amortization, LIFO adjustments, charges or credits for facility closing and impairment, inventory write-downs related to store closings, debt retirements and other items (including stock-based compensation expense, merger and acquisition-related costs, severance and costs related to distribution center closures, gain or loss on sale of assets and revenue deferrals related to our customer loyalty program).

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RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

(Dollars in thousands)

(unaudited)

	November 26, 2016	February 27, 2016
ASSETS
Current assets:
Cash and cash equivalents	$220,028	$124,471
Accounts receivable, net	1,707,648	1,601,008
Inventories, net of LIFO reserve of $1,047,657 and $1,006,396	2,947,358	2,697,104
Prepaid expenses and other current assets	142,134	128,144
Total current assets	5,017,168	4,550,727
Property, plant and equipment, net	2,291,459	2,255,398
Goodwill	1,715,479	1,713,475
Other intangibles, net	885,220	1,004,379
Deferred tax assets	1,534,437	1,539,141
Other assets	215,163	213,890
Total assets	$11,658,926	$11,277,010

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Current maturities of long-term debt and lease financing obligations	$22,681	$26,848
Accounts payable	1,792,574	1,542,797
Accrued salaries, wages and other current liabilities	1,256,283	1,427,250
Total current liabilities	3,071,538	2,996,895
Long-term debt, less current maturities	7,208,286	6,914,393
Lease financing obligations, less current maturities	43,943	52,895
Other noncurrent liabilities	689,032	731,399
Total liabilities	11,012,799	10,695,582

Commitments and contingencies	-	-
Stockholders' equity:
Common stock	1,052,268	1,047,754
Additional paid-in capital	4,855,612	4,822,665
Accumulated deficit	(5,216,015)	(5,241,210)
Accumulated other comprehensive loss	(45,738)	(47,781)
Total stockholders' equity	646,127	581,428
Total liabilities and stockholders' equity	$11,658,926	$11,277,010

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended November 26, 2016	Thirteen weeks ended November 28, 2015
Revenues	$8,089,726	$8,154,184
Costs and expenses:
Cost of revenues	6,194,866	6,151,305
Selling, general and administrative expenses	1,773,862	1,777,647
Lease termination and impairment charges	7,265	7,011
Interest expense	106,309	106,879
Loss on sale of assets, net	501	3,331

	8,082,803	8,046,173

Income before income taxes	6,923	108,011
Income tax (benefit) expense	(8,087)	48,468
Net income	$15,010	$59,543

Basic and diluted earnings per share:

Numerator for earnings per share:
Income attributable to common stockholders - basic and diluted	$15,010	$59,543

Denominator:
Basic weighted average shares	1,045,028	1,039,867
Outstanding options and restricted shares, net	15,735	17,411

Diluted weighted average shares	1,060,763	1,057,278

Basic and diluted income per share	$0.01	$0.06

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirty-nine weeks ended November 26, 2016	Thirty-nine weeks ended November 28, 2015
Revenues	$24,303,712	$22,466,521
Costs and expenses:
Cost of revenues	18,597,809	16,681,822
Selling, general and administrative expenses	5,345,356	5,203,058
Lease termination and impairment charges	20,279	21,670
Interest expense	316,810	345,895
Loss on debt retirements, net	-	33,205
Loss on sale of assets, net	1,731	3,651

	24,281,985	22,289,301

Income before income taxes	21,727	177,220
Income tax (benefit) expense	(3,468)	77,372
Net income	$25,195	$99,848

Basic and diluted earnings per share:

Numerator for earnings per share:
Income attributable to common stockholders - basic and diluted	$25,195	$99,848

Denominator:
Basic weighted average shares	1,043,887	1,018,783
Outstanding options and restricted shares, net	17,117	18,765

Diluted weighted average shares	1,061,004	1,037,548

Basic and diluted income per share	$0.02	$0.10

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands)

(unaudited)

	Thirteen weeks ended November 26, 2016	Thirteen weeks ended November 28, 2015
Net income	$15,010	$59,543
Other comprehensive income:
Defined benefit pension plans:
Amortization of prior service cost, net transition obligation and net actuarial losses included in net periodic pension cost, net of $451 and $398 tax expense	681	597
Total other comprehensive income	681	597
Comprehensive income	$15,691	$60,140

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME

(In thousands)

(unaudited)

	Thirty-nine weeks ended November 26, 2016	Thirty-nine weeks ended November 28, 2015
Net income	$25,195	$99,848
Other comprehensive income:
Defined benefit pension plans:
Amortization of prior service cost, net transition obligation and net actuarial losses included in net periodic pension cost, net of $1,353 and $1,194 tax expense	2,043	1,792
Total other comprehensive income	2,043	1,792
Comprehensive income	$27,238	$101,640

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended November 26, 2016	Thirteen weeks ended November 28, 2015

Retail Pharmacy Segment
Revenues (a)	$6,535,274	$6,744,143
Cost of revenues (a)	4,743,471	4,822,257
Gross profit	1,791,803	1,921,886
LIFO charge	13,750	5,986
FIFO gross profit	1,805,553	1,927,872

Gross profit as a percentage of revenues	27.42%	28.50%
LIFO charge as a percentage of revenues	0.21%	0.09%
FIFO gross profit as a percentage of revenues	27.63%	28.59%

Selling, general and administrative expenses	1,700,625	1,708,445
Selling, general and administrative expenses as a percentage of revenues	26.02%	25.33%

Cash interest expense	101,015	101,494
Non-cash interest expense	5,271	5,375
Total interest expense	106,286	106,869

Adjusted EBITDA	221,716	339,255
Adjusted EBITDA as a percentage of revenues	3.39%	5.03%

Pharmacy Services Segment
Revenues (a)	$1,645,835	$1,500,895
Cost of revenues (a)	1,542,778	1,419,902
Gross profit	103,057	80,993

Gross profit as a percentage of revenues	6.26%	5.40%

Adjusted EBITDA	52,431	33,911
Adjusted EBITDA as a percentage of revenues	3.19%	2.26%

(a) -	Revenues and cost of revenues include $91,383 and $90,854 of inter-segment activity for the thirteen weeks ended November 26, 2016 and November 28, 2015, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL SEGMENT OPERATING INFORMATION

(Dollars in thousands)

(unaudited)

	Thirty-nine weeks ended November 26, 2016	Thirty-nine weeks ended November 28, 2015

Retail Pharmacy Segment
Revenues (a)	$19,696,304	$20,038,947
Cost of revenues (a)	14,279,785	14,397,018
Gross profit	5,416,519	5,641,929
LIFO charge	41,261	17,959
FIFO gross profit	5,457,780	5,659,888

Gross profit as a percentage of revenues	27.50%	28.15%
LIFO charge as a percentage of revenues	0.21%	0.09%
FIFO gross profit as a percentage of revenues	27.71%	28.24%

Selling, general and administrative expenses	5,133,161	5,086,939
Selling, general and administrative expenses as a percentage of revenues	26.06%	25.39%

Cash interest expense	300,802	314,052
Non-cash interest expense	15,973	31,828
Total interest expense	316,775	345,880

Adjusted EBITDA	729,186	952,120
Adjusted EBITDA as a percentage of revenues	3.70%	4.75%

Pharmacy Services Segment
Revenues (a)	$4,883,070	$2,572,784
Cost of revenues (a)	4,593,686	2,430,014
Gross profit	289,384	142,770

Gross profit as a percentage of revenues	5.93%	5.55%

Adjusted EBITDA	143,616	67,133
Adjusted EBITDA as a percentage of revenues	2.94%	2.61%

(a) -	Revenues and cost of revenues include $275,662 and $145,210 of inter-segment activity for the thirty-nine weeks ended November 26, 2016 and November 28, 2015, respectively, that is eliminated in consolidation.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirteen weeks ended November 26, 2016	Thirteen weeks ended November 28, 2015

Reconciliation of net income to adjusted EBITDA:
Net income	$15,010	$59,543
Adjustments:
Interest expense	106,309	106,879
Income tax (benefit) expense	(8,087)	48,468
Depreciation and amortization	143,245	136,434
LIFO charge	13,750	5,986
Lease termination and impairment charges	7,265	7,011
Other	(3,345)	8,845
Adjusted EBITDA	$274,147	$373,166
Percent of revenues	3.39%	4.58%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

(In thousands)

(unaudited)

	Thirty-nine weeks ended November 26, 2016	Thirty-nine weeks ended November 28, 2015

Reconciliation of net income to adjusted EBITDA:
Net income	$25,195	$99,848
Adjustments:
Interest expense	316,810	345,895
Income tax (benefit) expense	(3,468)	77,372
Depreciation and amortization	424,084	373,782
LIFO charge	41,261	17,959
Lease termination and impairment charges	20,279	21,670
Loss on debt retirements, net	-	33,205
Other	48,641	49,522
Adjusted EBITDA	$872,802	$1,019,253
Percent of revenues	3.59%	4.54%

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET INCOME

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirteen weeks ended November 26, 2016	Thirteen weeks ended November 28, 2015

Net income	$15,010	$59,543
Add back - Income tax (benefit) expense	(8,087)	48,468
Income before income taxes	6,923	108,011

Adjustments:
Amortization of EnvisionRx intangible assets	21,049	21,177
LIFO charge	13,750	5,986
Merger and Acquisition-related costs	1,964	10,078

Adjusted income before income taxes	43,686	145,252

Adjusted income tax expense (a)	20,401	58,101
Adjusted net income	$23,285	$87,151

Adjusted net income per diluted share:

Numerator for adjusted net income per diluted share:
Adjusted net income	$23,285	$87,151

Denominator:
Basic weighted average shares	1,045,028	1,039,867
Outstanding options and restricted shares, net	15,735	17,411

Diluted weighted average shares	1,060,763	1,057,278

Net income per diluted share	$0.01	$0.06

Adjusted net income per diluted share	$0.02	$0.08

(a)	The fiscal year 2017 and 2016 annual effective tax rates, adjusted to exclude amoritization of EnvisionRx intangible assets, LIFO charges and Merger and Acquisition-related costs from projected book income, are used for the thirteen weeks ended November 26, 2016 and November 28, 2015, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

ADJUSTED NET INCOME

(Dollars in thousands, except per share amounts)

(unaudited)

	Thirty-nine weeks ended November 26, 2016	Thirty-nine weeks ended November 28, 2015

Net income	$25,195	$99,848
Add back - Income tax (benefit) expense	(3,468)	77,372
Income before income taxes	21,727	177,220

Adjustments:
Amortization of EnvisionRx intangible assets	62,217	38,217
LIFO charge	41,261	17,959
Loss on debt retirements, net	-	33,205
Merger and Acquisition-related costs	6,122	21,796

Adjusted income before income taxes	131,327	288,397

Adjusted income tax expense (a)	61,330	115,359
Adjusted net income	$69,997	$173,038

Adjusted net income per diluted share:

Numerator for adjusted net income per diluted share:
Adjusted net income	$69,997	$173,038

Denominator:
Basic weighted average shares	1,043,887	1,018,783
Outstanding options and restricted shares, net	17,117	18,765

Diluted weighted average shares	1,061,004	1,037,548

Net income per diluted share	$0.02	$0.10

Adjusted net income per diluted share	$0.07	$0.17

(a)	The fiscal year 2017 and 2016 annual effective tax rates, adjusted to exclude amoritization of EnvisionRx intangible assets, LIFO charges and Merger and Acquisition-related costs from projected book income, are used for the thirty-nine weeks ended November 26, 2016 and November 28, 2015, respectively.

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirteen weeks ended November 26, 2016	Thirteen weeks ended November 28, 2015

OPERATING ACTIVITIES:
Net income	$15,010	$59,543
Adjustments to reconcile to net cash provided by operating activities:
Depreciation and amortization	143,245	136,434
Lease termination and impairment charges	7,265	7,011
LIFO charge	13,750	5,986
Loss on sale of assets, net	501	3,331
Stock-based compensation expense	13,070	10,328
Changes in deferred taxes	4,167	44,079
Excess tax benefit on stock options and restricted stock	(561)	(567)
Changes in operating assets and liabilities:
Accounts receivable	116,387	307,779
Inventories	(134,103)	24,808
Accounts payable	74,939	57,721
Other assets and liabilities, net	(101,083)	(328,488)
Net cash provided by operating activities	152,587	327,965
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(108,070)	(142,655)
Intangible assets acquired	(19,936)	(54,150)
Acquisition of businesses, net of cash acquired	-	1,194
Proceeds from dispositions of assets and investments	3,384	2,616
Net cash used in investing activities	(124,622)	(192,995)
FINANCING ACTIVITIES:
Net proceeds from (payments to) revolver	30,000	(73,000)
Principal payments on long-term debt	(5,196)	(5,750)
Change in zero balance cash accounts	30,151	16,298
Net proceeds from the issuance of common stock	454	520
Excess tax benefit on stock options and restricted stock	561	567
Net cash provided by (used in) financing activities	55,970	(61,365)
Increase in cash and cash equivalents	83,935	73,605
Cash and cash equivalents, beginning of period	136,093	152,647
Cash and cash equivalents, end of period	$220,028	$226,252

SUPPLEMENTAL CASH FLOW INFORMATION

Payments for property, plant and equipment	$108,070	$142,655
Intangible assets acquired	19,936	54,150
Total cash capital expenditures	128,006	196,805
Equipment received for noncash consideration	-	-
Equipment financed under capital leases	1,021	2,228
Gross capital expenditures	$129,027	$199,033

RITE AID CORPORATION AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Dollars in thousands)

(unaudited)

	Thirty-nine weeks ended November 26, 2016	Thirty-nine weeks ended November 28, 2015

OPERATING ACTIVITIES:
Net income	$25,195	$99,848
Adjustments to reconcile to net cash provided by operating activities:
Depreciation and amortization	424,084	373,782
Lease termination and impairment charges	20,279	21,670
LIFO charge	41,261	17,959
Loss on sale of assets, net	1,731	3,651
Stock-based compensation expense	36,766	26,529
Loss on debt retirements, net	-	33,205
Changes in deferred taxes	6,165	50,696
Excess tax benefit on stock options and restricted stock	(3,809)	(21,436)
Changes in operating assets and liabilities:
Accounts receivable	(110,868)	315,898
Inventories	(291,574)	339
Accounts payable	225,278	89,630
Other assets and liabilities, net	(209,055)	(342,234)
Net cash provided by operating activities	165,453	669,537
INVESTING ACTIVITIES:
Payments for property, plant and equipment	(333,788)	(414,338)
Intangible assets acquired	(48,805)	(97,612)
Acquisition of businesses, net of cash acquired	-	(1,778,377)
Proceeds from dispositions of assets and investments	10,217	8,697
Net cash used in investing activities	(372,376)	(2,281,630)
FINANCING ACTIVITIES:
Proceeds from issuance of long-term debt	-	1,800,000
Net proceeds from revolver	280,000	655,000
Principal payments on long-term debt	(16,426)	(666,967)
Change in zero balance cash accounts	30,685	(35,011)
Net proceeds from the issuance of common stock	4,412	8,625
Financing fees paid for early debt redemption	-	(26,003)
Excess tax benefit on stock options and restricted stock	3,809	21,436
Deferred financing costs paid	-	(34,634)
Net cash provided by financing activities	302,480	1,722,446
Increase in cash and cash equivalents	95,557	110,353
Cash and cash equivalents, beginning of period	124,471	115,899
Cash and cash equivalents, end of period	$220,028	$226,252

SUPPLEMENTAL CASH FLOW INFORMATION

Payments for property, plant and equipment	$333,788	$414,338
Intangible assets acquired	48,805	97,612
Total cash capital expenditures	382,593	511,950
Equipment received for noncash consideration	746	2,011
Equipment financed under capital leases	3,881	3,499
Gross capital expenditures	$387,220	$517,460